Exhibit 99.1

Tidewater to Present at the Howard Weil 2007 Energy Conference

NEW ORLEANS, March 27, 2007 – Tidewater Inc. (NYSE: TDW) announced today that Dean Taylor, Chairman, President and Chief Executive Officer will present at the Howard Weil 2007 Energy Conference in New Orleans, Louisiana, on Wednesday, April 4, 2007, at 8:00 a.m. CDST. Upon completion of the presentation, the company will file a Form 8-K with the SEC which will include a copy of the PowerPoint™ presentation.

Tidewater Inc. owns 466 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Contact: Joe Bennett - (504) 566-4506

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